EXHIBIT (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Depositary Shares each representing a 1/40th ownership interest in a share of

Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock

ZIONS BANCORPORATION

Pursuant to the Offer to Purchase, dated June 1, 2009

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M.,

NEW YORK CITY TIME, ON JUNE 26, 2009 UNLESS ZIONS EXTENDS THE OFFER.

The Tender Agent for the Offer is:

D.F. King & Co., Inc.

By facsimile :

(For Eligible Institutions only):

(212) 809-8838

Confirmation:

(212) 269-5550

By Mail/Overnight Courier/Hand

Delivery:

48 Wall Street

New York, NY 10005

DESCRIPTION OF DEPOSITARY SHARES TENDERED

Name(s) and Address(es) of Holder(s) or Name(s) of DTC Participants and Each Participant’s DTC Account Number in which Depositary Shares are Held (Please fill in, if blank)	Depositary Shares Tendered (Attach and sign additional list if necessary)
	Liquidation Preference Amount Represented*	Liquidation Preference Amount Tendered

*	Unless otherwise indicated in the column labeled “Liquidation Preference Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a holder will be deemed to have tendered the entire liquidation preference amount represented by the Depositary Shares indicated in the column labeled “Liquidation Preference Amount Represented.” See Instruction 4.

Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a proper delivery. You must deliver this Letter of Transmittal to the tender agent as set forth above (the “Tender Agent”). Deliveries to Zions Bancorporation (“Zions”) or Goldman, Sachs & Co. (the dealer manager for the Offer (the “Dealer Manager”)) will not be forwarded to the Tender Agent and, therefore, will not constitute proper delivery to the Tender Agent. Delivery of this Letter of Transmittal and any other required documents to the book-entry transfer facility at The Depository Trust Company (“DTC”) will not constitute delivery to the Tender Agent.

You should use this Letter of Transmittal if you are causing the Depositary Shares to be delivered by book-entry transfer to the Tender Agent’s account at DTC pursuant to the procedures set forth in Section 3 of the Offer to Purchase and you are not sending an agent’s message through DTC’s Automated Tender Offer Program (“ATOP”). Only financial institutions that are participants in DTC’s book-entry system may make book-entry delivery of the Depositary Shares.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

All of the Depositary Shares are held in book-entry form through the facilities of DTC. You should use this Letter of Transmittal only if you are delivering Depositary Shares through a book-entry transfer into the Tender Agent’s account at DTC in accordance with Section 3 of the Offer to Purchase and you are not sending an agent’s message through DTC’s ATOP.

Delivery of the Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Tender Agent.

☐	Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered Depositary Shares by book-entry transfer to an account maintained by the Tender Agent at DTC, and complete the following:

Names(s) of Tendering Institution:

Account Number:

Transaction Code Number:

THE UNDERSIGNED IS TENDERING DEPOSITARY SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)	DEPOSITARY SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 10)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Depositary Shares Tendered at Price Determined Pursuant to the Offer” below, the undersigned hereby tenders Depositary Shares at the price checked. This action could result in none of the Depositary Shares being purchased if the Purchase Price (as defined in the Offer to Purchase) for the Depositary Shares is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER DEPOSITARY SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH DEPOSITARY SHARES ARE TENDERED. The same Depositary Shares cannot be tendered, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

PRICE (IN DOLLARS) PER DEPOSITARY SHARE AT WHICH SHARES ARE BEING TENDERED

☐	10.00	☐	10.80
☐	10.10	☐	10.90
☐	10.20	☐	11.00
☐	10.30	☐	11.10
☐	10.40	☐	11.20
☐	10.50	☐	11.30
☐	10.60	☐	11.40
☐	10.70	☐	11.50

OR

(2)	DEPOSITARY SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER (SEE INSTRUCTION 10)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Price (in Dollars) Per Depositary Share at which Shares are Being Tendered” above, the undersigned hereby tenders Depositary Shares at the Purchase Price, as the same shall be determined in accordance with the terms of the Offer.

☐	The undersigned wishes to maximize the chance of having the Company purchase all of the Depositary Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders the Depositary Shares and is willing to accept the Purchase Price determined in accordance with the terms of the Offer. This action may lower the Purchase Price for all Depositary Shares purchased in the Offer and could result in receiving a price per share as low as $10.00.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF DEPOSITARY SHARES.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Zions Bancorporation, a Utah corporation (“Zions”), the above-described depositary shares (the “Depositary Shares”) each representing a 1/40th ownership interest in a share of Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock liquidation preference $25.00 per depositary share, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 1, 2009, and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged at a price per Depositary Share indicated in this Letter of Transmittal, plus accrued but unpaid dividends up to, but not including, the date the Depositary Shares are purchased, net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer.

Subject to and effective upon acceptance for payment of, and payment for, Depositary Shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of Zions all right, title and interest in and to all of the Depositary Shares tendered hereby which are so accepted and paid for; (2) orders the registration of Depositary Shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of Zions; and (3) appoints the Tender Agent as attorney-in-fact of the undersigned with respect to such Depositary Shares, with the full knowledge that the Tender Agent also acts as the agent of Zions, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a) transfer ownership of such Depositary Shares on the account books maintained by the Depository Trust Company (“DTC”), together with all accompanying evidences of transfer and authenticity, to or upon the order of Zions, upon receipt by the Tender Agent, as the undersigned’s agent, of the Purchase Price (as defined below) with respect to such Depositary Shares; and

(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that Zions, upon the terms and subject to the conditions of the Offer, will pay the Purchase Price for Depositary Shares validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer in the Offer to Purchase.

The undersigned hereby covenants, represents and warrants to Zions that:

(a) the undersigned has full power and authority to tender, sell, assign and transfer the Depositary Shares validly tendered hereby;

(b) when and to the extent Zions accepts the Depositary Shares for purchase, Zions will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the Depositary Shares will not be subject to any adverse claims or rights; and

(c) the undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or Zions to be necessary or desirable to complete the sale, assignment and transfer of the Depositary Shares validly tendered hereby and accepted for purchase.

The undersigned understands that tendering of Depositary Shares under either of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute an agreement between the undersigned and Zions upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Zions pay interest on the Purchase Price.

The undersigned understands that, upon the terms and subject to the conditions of the Offer, the Company will, based on the number of Depositary Shares validly tendered and the prices specified by the tendering stockholders, determine the lowest per Depositary Share price within the range (such price, the “Purchase Price”) that will enable it to purchase 4,000,000 Depositary Shares or, if a lesser number of Depositary Shares are validly tendered, all Depositary Shares that are validly tendered and not validly withdrawn. All Depositary Shares will be purchased subject to the terms and conditions of the Offer, including its proration provisions. All

Depositary Shares purchased in the Offer will be purchased at the same Purchase Price per Depositary Share regardless of whether the stockholder tendered Depositary Shares at a lower price. No Depositary Shares tendered at a price above the Purchase Price will be purchased in the Offer. The Company will return at its expense all other Depositary Shares, including Depositary Shares validly tendered at prices greater than the Purchase Price and not validly withdrawn and any Depositary Shares not purchased because of proration, promptly following the Expiration Date. The undersigned acknowledges that the Company will not pay interest on the Purchase Price regardless of how long it takes for payment to be effected and that the Company may reduce amounts payable in light of applicable taxes, if any.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Zions may terminate or amend the Offer, or may postpone the acceptance for payment of, or the payment for, Depositary Shares validly tendered. However, if Zions does not accept by 11:59 P.M., New York City time, on July 27, 2009, Depositary Shares that have been validly tendered, you may also withdraw your Depositary Shares.

The names and addresses of the registered holders of Depositary Shares or DTC participants should be printed, if they are not already printed above, exactly as they appear on a security listing as the owner of the Depositary Shares. The DTC participant’s account number, the number of Depositary Shares held in such account and the number of Depositary Shares to be tendered shall be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment and Delivery Instructions,” please transfer by credit to the account at the DTC designated above an amount equal to the aggregate Purchase Price of any Depositary Shares purchased (less the amount of any federal income or back-up withholding tax required to be withheld) and/or return any Depositary Shares not tendered or not purchased.

The undersigned recognizes that Zions has no obligation, under the Special Payment and Delivery Instructions, to order the registration or transfer of Depositary Shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SHARE HOLDER(S)—SIGN HERE

(See Instructions 1 and 5)

(Please See Form W-9 or Form W-8BEN or other Form W-8, as applicable)

If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Depositary Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Depositary Shares. If the Depositary Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Zions of his or her authority to so act. See Instruction 5.

Signature(s) of Shareholder(s)

Dated: , 2009

Name(s):
Please Print

Capacity (full title):

Address:

Please Include Zip/Postal Code

(Country Code/Area Code) Telephone Number:

Taxpayer Identification or Social Security No. (if applicable):

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 5)

Authorized Signature:

Name(s):
Please Print

Name of Firm:

Address:
Please Include Zip/Postal Code

(Country Code/Area Code) Telephone Number:

Dated: , 2009

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

(See Instructions 2, 5, 7 and 8)

To be completed ONLY if a check for the Purchase Price for any Depositary Shares is to be issued to the order of someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the box titled “Description of Depositary Shares Tendered” within this Letter of Transmittal, or if Depositary Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility of DTC other than the one designated above.

☐	Payment Check(s)

Name(s):
(Please Print)

Address:
(Include Zip Code)

Taxpayer Identification Number,

Social Security Number

or Employer Identification Number

(See IRS Form W-9, or other applicable IRS Form)

☐	Credit unpurchased Depositary Shares by book-entry to the DTC account set forth below:

DTC Account Number:

Number of Account Party:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

Forming Part of the Terms of the Offer

1. Guarantee of Signatures.

Except as otherwise provided in this Instruction 1, all signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or Financial Industry Regulatory Authority, Inc. or is a commercial bank or trust company having an office in the United States (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if either (a) this Letter of Transmittal is signed by any DTC participant whose name appears on a security position listing as the owner of Depositary Shares tendered herewith and such participant(s) have not completed either of the boxes within “Special Payment and Delivery Instructions” in this Letter of Transmittal or (b) such Depositary Shares are tendered for the account of an Eligible Institution.

2. Delivery of Letter of Transmittal; No Guaranteed Delivery Procedures.

To tender the Depositary Shares, a properly completed and duly executed copy or facsimile of this Letter of Transmittal or an agent’s message (as defined in the Offer to Purchase) and a confirmation of a book-entry transfer of the Depositary Shares into the Tender Agent’s account with the DTC and any other documents required by this Letter of Transmittal must be received by the Tender Agent on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE TENDER AGENT, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGHT ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING DEPOSITARY SHARES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be made when actually received or confirmed by the Tender Agent. This Letter of Transmittal and any other required documents should be sent only to the Tender Agent, not to Zions, the Dealer Manager, the trustee or DTC.

Pursuant to authority granted by DTC, any DTC participant that has Depositary Shares credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Depositary Shares as though it were the registered holder by so completing, executing and delivering this Letter of Transmittal or delivering an agent’s message. Tenders of Depositary Shares will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal.

No alternative, conditional or contingent tenders of Depositary Shares will be accepted. Except as otherwise provided below, the delivery will be deemed made when the delivery is actually received or confirmed by the Tender Agent. This Letter of Transmittal should be sent only to the Tender Agent. The Tender Agent will not accept any tender materials other than Letters of Transmittal and the DTC participants’ agent’s messages.

Zions does not intend to permit tenders of Depositary Shares by guaranteed delivery procedures.

All tendering holders of Depositary Shares, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or by delivery of an agent’s message, waive any right to receive any notice of the acceptance of their tender.

The method of delivery of all documents is at the option and risk of the tendering holders of Depositary Shares. If you choose to deliver the documents by mail, we recommend that you use registered mail with return receipt requested, properly insured. In all cases, please allow sufficient time to assure timely delivery.

Except as specifically provided by the Offer to Purchase, Zions will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Depositary Shares. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of your tendered Depositary Shares.

3. Inadequate Space.

If the space provided in the box captioned “Description of Depositary Shares Tendered” is inadequate, then you should list DTC participants’ account numbers, the number of Depositary Shares in the account and the number of Depositary Shares tendered on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders and Unpurchased Depositary Shares.

If fewer than all of the Depositary Shares owned by a holder are tendered, the holder must fill in the liquidation preference amounts of such Depositary Shares tendered in the third column of the box titled “Description of Depositary Shares Tendered” herein. The entire liquidation preference amount represented by the Depositary Shares delivered to the Tender Agent will be deemed to have been tendered, unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

a. Exact Signatures.

If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Depositary Shares tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Depositary Shares.

b. Joint Holders.

If the Depositary Shares are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

c. Signatures of Fiduciaries.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Zions of his or her authority to so act.

6. Stock Transfer Taxes.

Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Zions will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Depositary Shares purchased in the Offer. If, however, payment of the Purchase Price is to be made to any person other than the registered holder(s), then the Tender Agent will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer of cash or stock thereby made to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted with this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If any of the following conditions holds:

(a) check(s) for the Purchase Price of any Depositary Shares purchased pursuant to the Offer are to be issued to a person other than the person(s) signing this Letter of Transmittal;

(b) check(s) for the Purchase Price are to be sent to any person other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal, but at a different address; or

(c) Depositary Shares that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above,

then, in any such case, you must complete the appropriate box within “Special Payment and Delivery Instructions” as applicable in this Letter of Transmittal and make sure that the signatures herein are guaranteed as described in Instructions 1 and 5.

8. Tax Identification Number and Back-up Withholding.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT ANY STATEMENT HEREIN REGARDING ANY U.S. FEDERAL INCOME TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING ANY PENALTIES UNDER THE CODE. ANY SUCH STATEMENT HEREIN WAS WRITTEN IN CONNECTION WITH THE MARKETING OR PROMOTION OF THE OFFER TO PURCHASE. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Important Tax Information. U.S. federal income tax laws generally require a tendering stockholder to provide the Depositary with such holder’s correct taxpayer identification number (“TIN”) and a certification that such stockholder is not subject to backup withholding on Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from back-up withholding. In addition to penalties, failure to provide the Tender Agent with the correct information and certification or an adequate basis for an exemption from back-up withholding may result in back-up withholding at a current rate of 28% on all payments made to stockholders or other payees pursuant to the Offer. Any amounts withheld under the back-up withholding rules will be allowed as a credit against the stockholder’s U.S. federal income tax liability. If withholding results in an overpayment of taxes, the stockholder may obtain a refund if the required information is timely provided to the IRS. In order to avoid back-up withholding, each tendering stockholder that is a U.S. Holder (as defined in Section 13 of the Offer to Purchase) must provide (i) its correct TIN by completing Form W-9, certifying, under penalties of perjury, (1) that the TIN provided is correct (or that such stockholder is awaiting a TIN), (2) that (A) the stockholder is exempt from back-up withholding, or (B) the IRS has not notified the stockholder that such stockholder is subject to back-up withholding as a result of a failure to report all interest or dividends or (C) the IRS has notified the stockholder that such stockholder is no longer subject to back-up withholding, and (3) that the stockholder is a U.S. person (including a U.S. resident alien), or (ii), if applicable, an adequate basis for exemption. If the tendering U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, and sign and date Form W-9. If “Applied For” is written in Part I and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent will withhold 28% from any payments made pursuant to the Offer. Certain stockholders (including, among others, corporations and certain foreign persons) are not subject to these back-up withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status on Form W-9. For further information concerning back-up withholding and instructions for completing Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Form W-9 if Depositary Shares are held in more than one name), consult the enclosed Form W-9 and related instructions.

In order for a tendering holder of Depositary Shares who is not a U.S. Holder (as defined in Section 13 of the Offer to Purchase) to qualify as an exempt recipient with respect to back-up withholding such holder generally must submit to the Tender Agent a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of Form W-9), signed under penalties of perjury, attesting to such stockholder’s foreign status. An IRS Form W-8BEN is included in this Letter of Transmittal and other applicable forms can be obtained from the Tender Agent or from www.irs.gov.

Where Depositary Shares are tendered on behalf of the holder of Depositary Shares by a broker or other DTC participant, the foregoing IRS Forms and certifications generally must be provided by the holder of Depositary Shares to the DTC participant, instead of the Tender Agent, in accordance with the DTC participant’s applicable procedures.

FAILURE TO COMPLETE AND RETURN THE FORM W-9 OR AN APPROPRIATE IRS FORM W-8 MAY RESULT IN BACK-UP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

9. Irregularities.

Zions will determine in its sole discretion all questions as to the number of Depositary Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of Depositary Shares. Any such determinations will be final and binding on all parties. Zions reserves the absolute right to reject any or all tenders of Depositary Shares it determines are not in proper form or the acceptance of which or payment for which may, in the opinion of Zions, be unlawful. Zions also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Depositary Shares, and Zions’ interpretation of the terms of the Offer, including these instructions, will be final and binding on all parties. No tender of Depositary Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Zions shall determine. None of Zions, the Tender Agent, the Information Agent, the Dealer Manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10. Questions; Requests for Assistance and Additional Copies.

Please direct any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

Important: The Tender Agent must receive a properly completed and duly executed Letter of Transmittal or verification of acceptance of the Offer from DTC through an agent’s message (together with book-entry transfer and all other required documents) before the Expiration Date (as defined in the Offer to Purchase).

YOU MUST COMPLETE AND SIGN EITHER THE FORM W-9 BELOW OR THE APPLICABLE FORM W-8. IRS FORM W-8BEN IS ATTACHED BELOW – OTHER IRS FORMS W-8 CAN BE OBTAINED FROM THE DEPOSITARY OR FROM WWW.IRS.GOV.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Form W-9 (Rev. 10-2007)	Page 3

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 10-2007)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

This Letter of Transmittal and any other required documents should be sent or delivered by each tendering holder of Depositary Shares or its broker, dealer, commercial bank, trust company or other nominee to the Tender Agent at one of its addresses set forth on the front cover of this Letter of Transmittal.

Please contact the Dealer Manager with questions regarding the terms of the Offer or the Information Agent with questions regarding how to tender and/or request additional copies of the Offer to Purchase, this Letter of Transmittal or other documents related to the Offer at the contact information set forth below. Holders of Depositary Shares also may contact their broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer. Please contact the Tender Agent to confirm delivery of Depositary Shares.

The Dealer Manager for the Offer is:

Goldman, Sachs & Co.

One New York Plaza

New York, NY 10004

Attn: Liability Management Group

Call: (212) 902-5183

Call toll-free: (800) 828-3182

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers call collect: (212) 269-5550

All Others Call Toll Free: (800) 901-0068